Exhibit 1

JOINT FILING AGREEMENT

This will confirm the agreement by and among all the undersigned that the Schedule 13G filed on or about this date and any amendments thereto with respect to beneficial ownership by the undersigned of shares of Series A Common Stock of Controladora Vuela Compañía de Aviación, S.A.B. de C.V. is being filed on behalf of each of the undersigned in accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934. This agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

February 16, 2016	DISCOVERY AIR INVESTMENTS, L.P.

	By:	Discovery Air Investments GP, LLC,
its general partner
	By:	Atlas Private Equity, LLC,
its managing member

	By:	/s/ Harry F. Krensky
Harry F. Krensky
Sole Member

DISCOVERY AIR INVESTMENTS GP, LLC

	By:	Atlas Private Equity, LLC,
its managing member

	By:	/s/ Harry F. Krensky
Harry F. Krensky
Sole Member

DISCOVERY AMERICAS II, L.P.

	By:	Discovery Americas Associates II, L.P.,
its general partner
	By:	Atlas Private Equity, LLC,
its general partner

	By:	/s/ Harry F. Krensky
Harry F. Krensky
Sole Member

DISCOVERY AMERICAS ASSOCIATES II, L.P.

By:	Atlas Private Equity, LLC,
its general partner

By:	/s/ Harry F. Krensky
Harry F. Krensky
Sole Member

DISCOVERY AMERICAS I, L.P.

By:	Discovery Americas Associates, L.P.,
its general partner
By:	Discovery Capital Partners, LLC,
its general partner

By:	/s/ Harry F. Krensky
Harry F. Krensky
Managing Member

DISCOVERY AMERICAS ASSOCIATES, L.P.

By:	Discovery Capital Partners, LLC,
its general partner

By:	/s/ Harry F. Krensky
Harry F. Krensky
Managing Member

DISCOVERY CAPITAL PARTNERS, LLC

By:	/s/ Harry F. Krensky
Harry F. Krensky
Managing Member

HSBC México, S.A.

By:	/s/ Carlos Miguel Mendoza Valencia
Carlos Miguel Mendoza Valencia
Authorized Signatory

BANCO INVEX, S.A., INSTITUCIÓN DE BANCA MÚLTIPLE, INVEX GRUPO FINANCIERO, FIDUCIARIO FIDEICOMISO 1405

By:	/s/ Pedro Izquierdo Rueda
Name:	Pedro Izquierdo Rueda
Title:	Delegado Fiduciario

By:	/s/ Edgar Figueroa Pantoja
Name:	Edgar Figueroa Pantoja
Title:	Delegado Fiduciario

ATLAS DISCOVERY MEXICO, S. DE R.L. DE C.V.

By:	/s/ Carlos Miguel Mendoza Valencia
Carlos Miguel Mendoza Valencia
Authorized Signatory

DISCOVERY AMERICAS ASSOCIATES II MEXICO, L.P.

By:	Atlas Private Equity, LLC,
its general partner

By:	/s/ Harry F. Krensky
Harry F. Krensky
Sole Member

ATLAS PRIVATE EQUITY, LLC

By:	/s/ Harry F. Krensky
Harry F. Krensky
Sole Member

/s/ Harry F. Krensky
HARRY F. KRENSKY